UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2016

Date of reporting period :	September 1, 2015 — August 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGEAX

Putnam Global Energy Fund

Annual report 8|31|16

A world of investing.®

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of energy companies worldwide.

Putnam
Global Energy
Fund

Annual report
8 | 31 | 16

Message from the Trustees	1

About the fund	2

Interview with your fund’s portfolio manager	4

Performance snapshot	4

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Important notice regarding Putnam’s privacy policy	16

Trustee approval of management contract	17

Financial statements	23

Federal tax information	48

About the Trustees	50

Officers	52

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The energy industries may be affected by fluctuations in energy prices, energy conservation, exploration and production spending, government regulations, weather, world events, and economic conditions. The fund concentrates on a limited group of industries and is non-diversified. Because the fund may invest in fewer issuers, it is vulnerable to common economic forces and may result in greater losses and volatility. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Over the past several months, multiple headwinds have tested the mettle of the U.S. stock market as it ascended to record highs. At the same time, international financial markets have weathered myriad macroeconomic challenges. We acknowledge that bouts of volatility can be challenging for investors, but the lesson, we believe, is to stay invested and maintain a diversified portfolio despite short-term fluctuations.

In the United States, many analysts believe that we are close to full employment, and the threat of a recession, which was a concern earlier this year, appears to have diminished. Overseas, stock markets are also near all-time highs, but we believe growth prospects are positive for many countries, as central banks remain accommodative.

All market environments present challenges, which is why we favor active strategies based on fundamental research like the investment approach practiced at Putnam. Backed by a network of global analysts, Putnam portfolio managers bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended August 31, 2016, as well as an outlook for the coming months.

As always, we believe it is important to consult regularly with your financial advisor, who can help you to determine whether your portfolio remains aligned with your long-term goals, time horizon, and tolerance for risk.

Thank you for investing with Putnam.

About the fund

Pursuing growth opportunities in energy companies worldwide

The global energy market is a dynamic sector, shaped by the ever-changing balance of geopolitical stability, technological development, and economic growth.

Under normal circumstances, Putnam Global Energy Fund invests at least 80% of its net assets in securities of companies in the energy industries. The fund's portfolio manager looks for companies around the world that can profit from the global demand for energy.

The fund's portfolio may include companies engaged in the exploration and production of oil and gas, contractors or owners of drilling rigs, manufacturers of drilling equipment, and providers of supplies and services to oil and gas companies. Fund holdings may also include coal-mining and production companies, oil-refining companies, and businesses that store and transport oil and gas.

While the fund's manager focuses primarily on large and midsize companies, the fund has the flexibility to invest in businesses of all sizes and at different stages of growth, from newer, rapidly growing companies to established global corporations.

To help temper volatility, the fund's manager seeks to diversify the portfolio — geographically and by industry — and to invest with a long-term view, looking for stocks that can help investors build wealth over time. The manager's disciplined investment process includes analyzing each stock's valuation as well as the company's financial strength, competitive positioning, earnings, and cash flow. He conducts his intensive fundamental research with support from analysts in Putnam's Global Equity Research group.

Developments and events that have affected the energy sector

1980

Average U.S. gas price (8/80) is $1.26/gallon

1985

Saudis raise oil production from 2 million to 5 million barrels per day

1990

Iraq invades Kuwait, triggering a jump in oil prices

2008

Oil hits record high of $147 per barrel

2010

Deepwater Horizon oil spill is worst in U.S. history

2014

Oil prices plunge by 50% as global demand decreases and North American output soars

The fund's 2008 inception post-dates many of these developments.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam's sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds' managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

All sectors in one fund:

Putnam Global Sector Fund
A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds:

Global Consumer Fund
Retail, hotels, restaurants, media, food and beverages

Global Energy Fund
Oil and gas, energy equipment and services

Global Financials Fund
Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund
Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund
Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund
Metals, chemicals, oil and gas, forest products

Global Technology Fund
Software, computers, Internet services

Global Telecommunications Fund
Diversified and wireless telecommunications services

Global Utilities Fund
Electric, gas, and water utilities

2 Global Energy Fund

Global Energy Fund 3

Interview with your fund’s portfolio manager

How would you describe the global economic backdrop for the 12-month period ended August 31, 2016?

A challenging global macroeconomic environment during the period made it exceptionally difficult to navigate the energy sector, as slowing demand from the industrials sector weighed on commodity prices. Consumer spending was fairly robust in developed markets, and lower oil prices led to an increase in gasoline consumption. Although Chinese stimulus in the first half of 2016 increased demand for commodities across the board, I still have concerns about the sustainability of China’s recent growth rates.

What were the key trends affecting the energy sector?

During the period’s first half, energy markets were under significant pressure from a variety of headwinds. Crude oil prices reached a 13-year low in February 2016. Concerns about a global recession, weakening demand for natural resources from emerging markets, high levels of global oil inventories, the end

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4 Global Energy Fund

of Iranian oil sanctions, a strong U.S. dollar, and an unusually warm winter in the United States and Europe all contributed to oil price weakness. Warm weather and the associated high storage levels also drove U.S. natural gas prices to multiyear lows.

The Organization of Petroleum Exporting Countries’ [OPEC’s] decision not to cut production in an oversupplied world, combined with decelerating growth in China, also pushed oil prices lower. However, the second half of the period saw a rebound in the price of oil as the growth in global demand and the significant drop in non-OPEC production led to a tighter supply–demand picture.

Against this volatile backdrop, North American energy companies sharply curtailed their exploration and drilling activities. While global inventories remain above historical norms, supply–demand dynamics have improved over the past year. As of the end of the reporting period, supply within the United States was down approximately 15% from its peak in March 2015, while global demand growth increased more than expected.

Putnam Global Energy Fund underperformed its benchmark by a wide margin for the period. What led to this result?

The fund underperformed its benchmark largely because of how I positioned the portfolio to benefit from an oil price that was higher than what actually occurred during the reporting period. In this context of steeply declining oil prices, my stock selection caused the portfolio to return –11.91% versus the 5.35% return of the fund’s benchmark, the MSCI World Energy Index [ND].

What stocks or strategies detracted most from the fund’s performance relative to the benchmark during the period?

The top detractor was an out-of-benchmark holding in Genel Energy, a United Kingdom-based oil producer operating in Iraq’s Kurdistan region. Genel faced uncertainty over payments from the Kurdistan government as well as the broader geopolitical instability in Iraq, and the stock was inexpensive as a result, in my view. I believed that these risks for Genel were outweighed by its access to some of the world’s lowest-cost oil

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/16. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

Global Energy Fund 5

resources. However, rapidly declining production from Genel’s core oil fields in Iraq called into question the quality of the company’s assets, and its stock price lost more value during the period. As a result, Genel stock is no longer held in the portfolio.

Also dampening relative returns was my decision to take an underweight position in Exxon Mobil, one of the world’s largest integrated oil and gas companies. Exxon Mobil stock outperformed the broader energy sector during the period, driven by investors’ preference for stocks perceived as less risky.

While I recognized that Exxon Mobil was comparatively well positioned to sustain a period of low commodity prices, I focused on my belief that the stock’s elevated valuation appeared to leave little room for it to benefit from an increase in commodity prices. By period-end, I maintained this perspective on the stock, and continued to take an underweight position in the portfolio.

Another large detractor was the fund’s position in MarkWest Energy Partners, a Denver-based natural gas producer and pipeline operator. In July 2016, MPLX, a partnership controlled by independent oil refiner and marketer Marathon Petroleum, announced that it would acquire MarkWest in a deal valued at $15.8 billion. At the time of the announcement, the deal offered a 32% premium to MarkWest’s share price. However, the price of MPLX fell by more than 50% after the announcement, largely due to the deal’s dilutive effect to MPLX shareholders, which caused shares of MarkWest to decline as well. As of the end of the period, I no longer held MarkWest stock in the portfolio.

What were some holdings or strategies that contributed positively to the fund’s relative performance during the period?

An overweight position in Pioneer Natural Resources, an exploration and production company and the largest oil producer in

Allocations are shown as a percentage of the fund’s net assets as of 8/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

6 Global Energy Fund

the Permian shale basin in West Texas, was the top contributor. Pioneer’s shares performed well during the period after its fourth-quarter 2015 earnings exceeded analysts’ expectations.

Three of the top contributors to performance on a relative basis were stocks that the fund was underweight versus the benchmark — Kinder Morgan, Royal Dutch Shell, and Williams Partners.

Williams Partners and Kinder Morgan are large natural gas pipeline operators in the United States. As pipeline operators, Williams and Kinder earn their revenue on the amount of natural gas they transport. Stocks of both companies performed poorly during the period as a result of increasing concerns over the ability of natural gas suppliers to meet the terms of their natural gas delivery contracts. In the case of Royal Dutch Shell, a large integrated energy company, I underweighted the stock in the portfolio because I believed lower oil prices would not support the company’s offshore oil exploration projects. The share price of Royal Dutch Shell declined during the period.

What is your outlook for the energy sector?

I believe that current investment levels in oil exploration and drilling are insufficient to match supply with future demand, which is sowing the seeds for further oil price recovery. I think this could gain momentum throughout the remainder of 2016 and into 2017 as supply and demand become more balanced. In the portfolio, I have concentrated positions in stocks in which I believe the market is underestimating free cash flow potential in an

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 8/31/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Global Energy Fund 7

environment where the oil price is improving. Although the days of $100-plus per barrel of crude oil may be behind us for now, current prices are not sustainable, in my opinion.

I believe the energy sector’s next growth cycle will favor North American shale producers and service companies over producers of higher-cost and higher-risk projects, such as offshore deep-water drilling or the Canadian oil sands. In my view, North American shale producers are in a better position economically to carry out their projects in ways that larger producers are not. For example, shale-drilling projects often have been undertaken for less than $100 million, compared with large offshore projects that routinely cost more than $10 billion. I believe that this cost difference — coupled with further recovery in the price of oil — will result in North American shale-focused producers gaining additional share of the world’s energy market.

Thank you, Greg, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Greg Kelly has an A.B. from Georgetown University. He joined Putnam in 2012 and has been in the investment industry since 1999.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Global Energy Fund

IN THE NEWS

In what President Barack Obama called a “turning point for the world,” the United States and China in early September ratified the Paris agreement to curb climate-warming emissions. China is the largest emitter of greenhouse gasses, followed by the United States, with both countries accounting for an estimated 40% of the world’s man-made CO2 emissions. The pact, which could take effect as early as the end of 2016, could be a boon for “green” industries, including companies that make wind turbines, solar panels, and electric cars, as well as those that specialize in energy-efficient buildings and carbon-capture technologies. China was motivated to join the pact for various reasons. For instance, many of the country’s large cities are choked with severe pollution, which threatens China’s political stability. In addition, China is the leading manufacturer of wind and solar technologies. Meanwhile, in the United States, the coal industry would likely be hard hit by the enactment of the Paris agreement as efforts are made to reduce CO2 emissions. The burning of coal is the largest single source of greenhouse gas emissions. In an interview with The New York Times, President Obama said that it is society’s responsibility to ensure that the coal-mine workers and others affected by the agreement are retrained to “build wind turbines and install solar panels.”

Global Energy Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/16

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	–6.32%	–11.71%	–11.63%	–11.63%	–11.63%	–11.63%	–9.88%	–13.03%	–8.14%	–4.46%
Annual average	–0.84	–1.60	–1.59	–1.59	–1.59	–1.59	–1.34	–1.80	–1.10	–0.59

5 years	–33.36	–37.19	–35.86	–36.96	–35.84	–35.84	–35.04	–37.32	–34.22	–32.49
Annual average	–7.80	–8.88	–8.50	–8.81	–8.49	–8.49	–8.27	–8.92	–8.04	–7.56

3 years	–39.46	–42.94	–40.84	–42.41	–40.85	–40.85	–40.41	–42.49	–39.99	–39.00
Annual average	–15.40	–17.06	–16.05	–16.80	–16.06	–16.06	–15.85	–16.84	–15.65	–15.19

1 year	–11.91	–16.98	–12.59	–16.96	–12.70	–13.57	–12.41	–15.47	–12.18	–11.71

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 8/31/16

MSCI World Energy Index (ND)

Life of fund	33.03%
Annual average	3.78

5 years	–3.94
Annual average	–0.80

3 years	–14.26
Annual average	–5.00

1 year	5.35

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

10 Global Energy Fund

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $8,837 and $8,837, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $8,697. A $10,000 investment in the fund’s class R and Y shares would have been valued at $9,186 and $9,554, respectively.

Fund price and distribution information For the 12-month period ended 8/31/16

	Class A		Class B	Class C	Class M		Class R	Class Y

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/15	$8.31	$8.82	$8.10	$8.11	$8.22	$8.52	$8.21	$8.37

8/31/16	7.32	7.77	7.08	7.08	7.20	7.46	7.21	7.39

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Global Energy Fund 11

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/16

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	–3.76%	–9.30%	–9.13%	–9.13%	–9.14%	–9.14%	–7.38%	–10.62%	–5.47%	–1.74%
Annual average	–0.49	–1.25	–1.22	–1.22	–1.22	–1.22	–0.98	–1.43	–0.72	–0.23

5 years	–21.05	–25.59	–23.93	–25.23	–23.91	–23.91	–22.98	–25.68	–21.96	–19.97
Annual average	–4.62	–5.74	–5.32	–5.65	–5.32	–5.32	–5.09	–5.76	–4.84	–4.36

3 years	–39.36	–42.84	–40.66	–42.24	–40.67	–40.67	–40.25	–42.34	–39.75	–38.87
Annual average	–15.36	–17.01	–15.97	–16.72	–15.97	–15.97	–15.77	–16.77	–15.54	–15.13

1 year	1.48	–4.35	0.83	–4.17	0.69	–0.31	0.95	–2.58	1.23	1.74

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 8/31/15*†	1.33%	2.08%	2.08%	1.83%	1.58%	1.08%

Total annual operating expenses
for the fiscal year ended 8/31/15‡	1.72%	2.47%	2.47%	2.22%	1.97%	1.47%

Annualized expense ratio for
the six-month period ended
8/31/16‡	1.28%	2.03%	2.03%	1.78%	1.53%	1.03%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/16.

† Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

‡ Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

12 Global Energy Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 3/1/16 to 8/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.15	$11.31	$11.31	$9.93	$8.53	$5.76

Ending value (after expenses)	$1,222.00	$1,216.50	$1,216.50	$1,218.30	$1,217.90	$1,223.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 8/31/16, use the following calculation method. To find the value of your investment on 3/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.50	$10.28	$10.28	$9.02	$7.76	$5.23

Ending value (after expenses)	$1,018.70	$1,014.93	$1,014.93	$1,016.19	$1,017.44	$1,019.96

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Global Energy Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Energy Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the energy sector. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14 Global Energy Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2016, Putnam employees had approximately $495,000,000 and the Trustees had approximately $132,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Global Energy Fund 15

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

16 Global Energy Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2016. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by

Global Energy Fund 17

competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2015. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management

18 Global Energy Fund

fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2015. However, in the case of your fund, the second of the expense limitations applied during its fiscal year ending in 2015. Putnam Management has agreed to maintain these expense limitations until at least December 30, 2017 and to reduce the contractual expense limitation on investor servicing fees and expenses from 32 basis points to 25 basis points effective September 1, 2016. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Lipper as of December 31, 2015 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to

Global Energy Fund 19

these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return and its performance relative to its benchmark over the one-year, three-year and five-year periods ended December 31, 2015. Your fund’s class A shares’ net return was negative and trailed the return of its benchmark over the one-year, three-year and five-year periods. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

20 Global Energy Fund

The Trustees expressed concern in particular about your fund’s underperformance relative to its benchmark over the one-year, three-year and five-year periods ended December 31, 2015 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over the one-year, three-year and five-year periods was due in significant part to the fund’s overweight (relative to the benchmark) position in oil and gas exploration and production companies and its underweight position in integrated oil and gas companies. Since the middle of 2014 when oil prices declined sharply, oil and gas exploration and production companies generally have underperformed, and integrated oil and gas companies have performed better than, the broader energy sector.

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance issues that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on past responsiveness of Putnam Management to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor

Global Energy Fund 21

or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

22 Global Energy Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Global Energy Fund 23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Global Energy Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Energy Fund as of August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 11, 2016

24 Global Energy Fund

The fund’s portfolio 8/31/16

COMMON STOCKS (95.0%)*	Shares	Value

Energy equipment and services (9.7%)
Baker Hughes, Inc.	4,700	$230,911

FMC Technologies, Inc. †	54,600	1,539,720

Schlumberger, Ltd.	7,800	616,200

Technip SA (France)	9,383	554,398

		2,941,229
Independent power and renewable electricity producers (3.0%)
NextEra Energy Partners LP	5,200	151,476

NRG Energy, Inc.	26,400	319,704

NRG Yield, Inc. Class C	26,700	449,628

		920,808
Oil, gas, and consumable fuels (81.0%)
Anadarko Petroleum Corp.	7,000	374,290

BP PLC (United Kingdom)	147,118	826,651

California Resources Corp.	154	1,529

Canadian Natural Resources, Ltd. (Canada)	15,200	472,088

Cenovus Energy, Inc. (Canada)	44,600	644,470

Cenovus Energy, Inc. (Canada)	21,300	307,789

Cheniere Energy, Inc. †	11,500	493,350

Chevron Corp. S	14,200	1,428,236

Cimarex Energy Co.	1,262	166,811

Concho Resources, Inc. †	1,800	232,560

ConocoPhillips	20,500	841,525

ENI SpA (Italy)	105,000	1,585,838

Enterprise Products Partners LP	20,600	543,840

EnVen Energy Corp. 144A † F	30,000	255,000

EOG Resources, Inc.	34,800	3,079,452

Exxon Mobil Corp.	37,500	3,267,750

Galp Energia SGPS SA (Portugal)	4,853	70,535

Hess Corp.	3,800	206,340

Kinder Morgan, Inc.	25,900	565,915

Lundin Petroleum AB (Sweden) †	2,581	45,435

Oil Search, Ltd. (Australia)	17,250	86,733

Pioneer Natural Resources Co.	16,300	2,918,515

PrairieSky Royalty, Ltd. (Canada)	304	5,958

Range Resources Corp.	17,100	659,547

Repsol SA (Spain)	13,821	185,616

Royal Dutch Shell PLC Class A (United Kingdom)	29,624	723,748

Royal Dutch Shell PLC Class B (United Kingdom)	16,794	428,270

Spectra Energy Corp.	5,000	178,100

Statoil ASA (Norway)	15,287	241,796

Suncor Energy, Inc. (Canada)	42,600	1,155,144

Total SA (France)	39,809	1,898,312

TransCanada Corp. (Canada)	9,800	444,415

Williams Cos., Inc. (The)	9,600	268,224

		24,603,782

Global Energy Fund 25

COMMON STOCKS (95.0%)* cont.			Shares	Value

Real estate investment trusts (REITs) (1.3%)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.			15,993	$383,512

				383,512

Total common stocks (cost $26,918,191)				$28,849,331

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

EnVen Energy Corp. 144A F	11/6/20	$12.50	30,000	$3

EnVen Energy Corp. 144A F	11/6/20	15.00	30,000	3

Total warrants (cost $6)				$6

SHORT-TERM INVESTMENTS (10.1%)*		Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.67% [d]		Shares	1,317,625	$1,317,625

Putnam Short Term Investment Fund 0.44% L		Shares	1,456,035	1,456,035

U.S. Treasury Bills 0.259%, 11/17/16			$150,000	149,918

U.S. Treasury Bills 0.260%, 9/1/16 ∆			150,000	150,000

Total short-term investments (cost $3,073,578)				$3,073,578

TOTAL INVESTMENTS

Total investments (cost $29,991,775)				$31,922,915

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2015 through August 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $30,359,799.

† This security is non-income-producing.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $238,078 to cover certain derivative contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

26 Global Energy Fund

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	68.4%	Norway	0.8%

Canada	9.9	Spain	0.6

France	8.0	Other	0.6

United Kingdom	6.5	Total	100.0%

Italy	5.2

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 8/31/16 (aggregate face value $15,399,571)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Bank of America N.A.
	Australian Dollar	Buy	10/19/16	$436,068	$431,678	$4,390

	British Pound	Sell	9/21/16	9,984	79,258	69,274

	Canadian Dollar	Sell	10/19/16	607,819	611,336	3,517

	Euro	Sell	9/21/16	380,113	365,548	(14,565)

	Barclays Bank PLC
	Canadian Dollar	Buy	10/19/16	84,585	85,691	(1,106)

	Euro	Buy	9/21/16	1,837,607	1,839,464	(1,857)

	Euro	Sell	9/21/16	1,837,607	1,863,989	26,382

	Japanese Yen	Sell	11/16/16	82,940	83,904	964

	Citibank, N.A.
	British Pound	Buy	9/21/16	678,673	682,077	(3,404)

	Canadian Dollar	Buy	10/19/16	330,186	334,584	(4,398)

	Euro	Buy	9/21/16	218,021	218,569	(548)

	Deutsche Bank AG
	Euro	Buy	9/21/16	334,455	339,552	(5,097)

	Euro	Sell	9/21/16	334,455	334,691	236

	Goldman Sachs International
	British Pound	Buy	9/21/16	634,400	628,494	5,906

	British Pound	Sell	9/21/16	590,259	647,994	57,735

	Euro	Sell	9/21/16	91,317	91,716	399

HSBC Bank USA, National Association
	British Pound	Buy	9/21/16	57,279	57,526	(247)

	British Pound	Sell	9/21/16	57,279	62,876	5,597

	Canadian Dollar	Sell	10/19/16	625,743	633,952	8,209

	JPMorgan Chase Bank N.A.
	British Pound	Buy	9/21/16	579,221	676,935	(97,714)

	Canadian Dollar	Buy	10/19/16	222,183	225,135	(2,952)

	Euro	Sell	9/21/16	612,201	615,047	2,846

	Norwegian Krone	Sell	9/21/16	41,560	41,486	(74)

	Swedish Krona	Sell	9/21/16	58,366	60,405	2,039

Global Energy Fund 27

FORWARD CURRENCY CONTRACTS at 8/31/16 (aggregate face value $15,399,571) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The)
	Canadian Dollar	Buy	10/19/16	$371,144	$376,078	$(4,934)

State Street Bank and Trust Co.
	British Pound	Buy	9/21/16	975,572	1,071,246	(95,674)

	Canadian Dollar	Buy	10/19/16	328,279	332,572	(4,293)

	Euro	Sell	9/21/16	738,012	739,065	1,053

	Japanese Yen	Buy	11/16/16	412,390	417,300	(4,910)

	Norwegian Krone	Buy	9/21/16	38,032	26,451	11,581

UBS AG
	Australian Dollar	Buy	10/19/16	71,465	70,722	743

	British Pound	Buy	9/21/16	215,714	236,821	(21,107)

	British Pound	Sell	9/21/16	215,714	216,641	927

	Euro	Buy	9/21/16	257,763	261,669	(3,906)

	Euro	Sell	9/21/16	257,763	258,909	1,146

WestPac Banking Corp.
	Canadian Dollar	Buy	10/19/16	375,263	380,190	(4,927)

Total						$(68,769)

28 Global Energy Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Energy	$27,203,278	$341,733	$—

Financials	383,512	—	—

Utilities	920,808	—	—

Total common stocks	28,507,598	341,733	—

Warrants	—	6	—

Short-term investments	1,456,035	1,617,543	—

Totals by level	$29,963,633	$1,959,282	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(68,769)	$—

Totals by level	$—	$(68,769)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Global Energy Fund 29

Statement of assets and liabilities 8/31/16

ASSETS

Investment in securities, at value, including $1,277,366 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $27,218,115)	$29,149,255
Affiliated issuers (identified cost $2,773,660) (Notes 1 and 5)	2,773,660

Foreign currency (cost $134) (Note 1)	135

Dividends, interest and other receivables	91,519

Receivable for shares of the fund sold	21,919

Receivable from Manager (Note 2)	1,239

Unrealized appreciation on forward currency contracts (Note 1)	202,944

Prepaid assets	17,911

Total assets	32,258,582

LIABILITIES

Payable to custodian	6,321

Payable for investments purchased	149,918

Payable for shares of the fund repurchased	53,345

Payable for custodian fees (Note 2)	7,467

Payable for investor servicing fees (Note 2)	9,404

Payable for Trustee compensation and expenses (Note 2)	3,817

Payable for administrative services (Note 2)	117

Payable for distribution fees (Note 2)	16,127

Unrealized depreciation on forward currency contracts (Note 1)	271,713

Collateral on securities loaned, at value (Note 1)	1,317,625

Other accrued expenses	62,929

Total liabilities	1,898,783

Net assets	$30,359,799

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$45,210,085

Undistributed net investment income (Note 1)	191,283

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(16,904,186)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	1,862,617

Total — Representing net assets applicable to capital shares outstanding	$30,359,799

(Continued on next page)

30 Global Energy Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($14,365,944 divided by 1,963,672 shares)	$7.32

Offering price per class A share (100/94.25 of $7.32)*	$7.77

Net asset value and offering price per class B share ($3,016,343 divided by 426,094 shares)**	$7.08

Net asset value and offering price per class C share ($7,001,881 divided by 988,545 shares)**	$7.08

Net asset value and redemption price per class M share ($263,434 divided by 36,604 shares)	$7.20

Offering price per class M share (100/96.50 of $7.20)*	$7.46

Net asset value, offering price and redemption price per class R share
($1,676,733 divided by 232,442 shares)	$7.21

Net asset value, offering price and redemption price per class Y share
($4,035,464 divided by 546,417 shares)	$7.39

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Energy Fund 31

Statement of operations Year ended 8/31/16

INVESTMENT INCOME

Dividends (net of foreign tax of $42,599)	$724,950

Interest (including interest income of $2,669 from investments in affiliated issuers) (Note 5)	2,828

Securities lending (net of expenses) (Note 1)	2,157

Total investment income	729,935

EXPENSES

Compensation of Manager (Note 2)	173,976

Investor servicing fees (Note 2)	57,656

Custodian fees (Note 2)	14,601

Trustee compensation and expenses (Note 2)	1,907

Distribution fees (Note 2)	133,922

Administrative services (Note 2)	765

Auditing and tax fees	48,165

Blue sky expense	73,987

Other	28,197

Fees waived and reimbursed by Manager (Note 2)	(111,753)

Total expenses	421,423

Expense reduction (Note 2)	(4,066)

Net expenses	417,357

Net investment income	312,578

Net realized loss on investments (Notes 1 and 3)	(10,465,700)

Net realized gain on foreign currency transactions (Note 1)	98,523

Net realized gain on written options (Notes 1 and 3)	56,685

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	33,392

Net unrealized appreciation of investments, and written options during the year	6,751,879

Net loss on investments	(3,525,221)

Net decrease in net assets resulting from operations	$(3,212,643)

The accompanying notes are an integral part of these financial statements.

32 Global Energy Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 8/31/16	Year ended 8/31/15

Operations:
Net investment income	$312,578	$210,583

Net realized loss on investments
and foreign currency transactions	(10,310,492)	(6,858,072)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	6,785,271	(8,585,340)

Net decrease in net assets resulting from operations	(3,212,643)	(15,232,829)

Distributions to shareholders (Note 1):
From ordinary income
Net realized short-term gain on investments

Class A	—	(671,315)

Class B	—	(114,089)

Class C	—	(129,588)

Class M	—	(1,924)

Class R	—	(97,506)

Class Y	—	(105,145)

From net realized long-term gain on investments
Class A	—	(749,959)

Class B	—	(127,455)

Class C	—	(144,770)

Class M	—	(2,150)

Class R	—	(108,928)

Class Y	—	(117,463)

From return of capital
Class A	—	(57,562)

Class B	—	(9,783)

Class C	—	(11,112)

Class M	—	(165)

Class R	—	(8,361)

Class Y	—	(9,016)

Increase from capital share transactions (Note 4)	4,564,254	19,231,564

Total increase in net assets	1,351,611	1,532,444

NET ASSETS

Beginning of year	29,008,188	27,475,744

End of year (including undistributed net investment income
of $191,283 and $101,268, respectively)	$30,359,799	$29,008,188

The accompanying notes are an integral part of these financial statements.

Global Energy Fund 33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	From	Total	Redemption	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	return of capital	distributions	fees	end of period	value (%)[b]	(in thousands)	net assets (%)[c,d]	net assets (%)[d]	turnover (%)

Class A
August 31, 2016	$8.31	.10	(1.09)	(.99)	—	—	—	—	—	$7.32	(11.91)	$14,366	1.28[f]	1.34[f]	180
August 31, 2015	16.59	.10	(7.03)	(6.93)	—	(1.30)	(.05)	(1.35)	—	8.31	(43.58)	15,626	1.27	.90	172
August 31, 2014	13.71	.10	2.88	2.98	(.10)	—	—	(.10)	—	16.59	21.82	16,769	1.31	.69	118
August 31, 2013	12.58	.11	1.11	1.22	(.09)	—	—	(.09)	—[e]	13.71	9.77	15,152	1.35	.81	79
August 31, 2012	13.10	.11	(.08)	.03	(.13)	(.42)	—	(.55)	—[e]	12.58	.28	12,227	1.41	.84	63

Class B
August 31, 2016	$8.10	.04	(1.06)	(1.02)	—	—	—	—	—	$7.08	(12.59)	$3,016	2.03[f]	.59[f]	180
August 31, 2015	16.33	.02	(6.90)	(6.88)	—	(1.30)	(.05)	(1.35)	—	8.10	(44.01)	3,087	2.02	.17	172
August 31, 2014	13.51	(.01)	2.83	2.82	—	—	—	—	—	16.33	20.87	2,678	2.06	(.09)	118
August 31, 2013	12.40	.01	1.10	1.11	—	—	—	—	—[e]	13.51	8.95	2,580	2.10	.05	79
August 31, 2012	12.93	.01	(.08)	(.07)	(.04)	(.42)	—	(.46)	—[e]	12.40	(.49)	2,361	2.16	.09	63

Class C
August 31, 2016	$8.11	.04	(1.07)	(1.03)	—	—	—	—	—	$7.08	(12.70)	$7,002	2.03[f]	.60[f]	180
August 31, 2015	16.33	.03	(6.90)	(6.87)	—	(1.30)	(.05)	(1.35)	—	8.11	(43.94)	6,028	2.02	.30	172
August 31, 2014	13.52	(.02)	2.84	2.82	(.01)	—	—	(.01)	—	16.33	20.85	2,381	2.06	(.12)	118
August 31, 2013	12.41	.01	1.10	1.11	—[e]	—	—	—[e]	—[e]	13.52	8.96	1,361	2.10	.07	79
August 31, 2012	12.93	.01	(.07)	(.06)	(.04)	(.42)	—	(.46)	—[e]	12.41	(.45)	995	2.16	.05	63

Class M
August 31, 2016	$8.22	.06	(1.08)	(1.02)	—	—	—	—	—	$7.20	(12.41)	$263	1.78[f]	.87[f]	180
August 31, 2015	16.50	.07	(7.00)	(6.93)	—	(1.30)	(.05)	(1.35)	—	8.22	(43.84)	178	1.77	.68	172
August 31, 2014	13.62	.02	2.86	2.88	—	—	—	—	—	16.50	21.15	79	1.81	.16	118
August 31, 2013	12.46	.02	1.14	1.16	—	—	—	—	—[e]	13.62	9.31	80	1.85	.15	79
August 31, 2012	12.99	.03	(.07)	(.04)	(.07)	(.42)	—	(.49)	—[e]	12.46	(.28)	184	1.91	.23	63

Class R
August 31, 2016	$8.21	.08	(1.08)	(1.00)	—	—	—	—	—	$7.21	(12.18)	$1,677	1.53[f]	1.09[f]	180
August 31, 2015	16.45	.06	(6.95)	(6.89)	—	(1.30)	(.05)	(1.35)	—	8.21	(43.73)	1,724	1.52	.58	172
August 31, 2014	13.63	.06	2.85	2.91	(.09)	—	—	(.09)	—	16.45	21.43	2,440	1.56	.40	118
August 31, 2013	12.51	.06	1.13	1.19	(.07)	—	—	(.07)	—[e]	13.63	9.55	806	1.60	.49	79
August 31, 2012	13.05	.07	(.07)	—	(.12)	(.42)	—	(.54)	—[e]	12.51	.06	725	1.66	.57	63

Class Y
August 31, 2016	$8.37	.12	(1.10)	(.98)	—	—	—	—	—	$7.39	(11.71)	$4,035	1.03[f]	1.63[f]	180
August 31, 2015	16.65	.13	(7.06)	(6.93)	—	(1.30)	(.05)	(1.35)	—	8.37	(43.42)	2,366	1.02	1.16	172
August 31, 2014	13.76	.14	2.88	3.02	(.13)	—	—	(.13)	—	16.65	22.10	3,128	1.06	.90	118
August 31, 2013	12.62	.14	1.13	1.27	(.13)	—	—	(.13)	—[e]	13.76	10.10	1,362	1.10	1.03	79
August 31, 2012	13.14	.14	(.08)	.06	(.16)	(.42)	—	(.58)	—[e]	12.62	.52	1,211	1.16	1.07	63

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34 Global Energy Fund	Global Energy Fund 35

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

August 31, 2016	0.40%

August 31, 2015	0.39

August 31, 2014	0.41

August 31, 2013	0.23

August 31, 2012	0.28

e Amount represents less than $0.01 per share.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

36 Global Energy Fund

Notes to financial statements 8/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2015 through August 31, 2016.

Putnam Global Energy Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. For this non-diversified fund concentrating in the energy industries, the fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in securities of companies in the energy industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include companies engaged in the exploration, production, development and refinement of conventional and alternative sources of energy. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M (effective November 1, 2015), class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique

Global Energy Fund 37

to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

38 Global Energy Fund

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities

Global Energy Fund 39

as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $233,367 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $150,000 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $1,317,625 and the value of securities loaned amounted to $1,277,366.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Prior to September 22, 2016, the fund participated in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and the same unsecured uncommitted line of credit. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee (0.04% prior to September 22, 2016) and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% (0.16% prior to September 22, 2016) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net

40 Global Energy Fund

investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At August 31, 2016, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover

Short-term	Long-term	Total

$6,308,976	$267,618	$6,576,594

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $9,963,645 recognized during the period between November 1, 2015 and August 31, 2016, to its fiscal year ending August 31, 2017.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from late year loss, and from partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $222,563 to decrease undistributed net investment income, $38,032 to increase paid-in capital and $184,531 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$2,083,577
Unrealized depreciation	(516,385)

Net unrealized appreciation	1,567,192
Undistributed ordinary income	122,514
Capital loss carryforward	(6,576,594)
Post-October capital loss deferral	(9,963,645)
Cost for federal income tax purposes	$30,355,723

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

Global Energy Fund 41

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.623% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $111,428 as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $325.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

Effective September 1, 2016, Putnam Investor Services, Inc. will receive fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that include (1) a per account fee for each retail account of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$28,544	Class R	3,170

Class B	5,997	Class Y	6,897

Class C	12,657	Total	$57,656

Class M	391

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s

42 Global Energy Fund

expenses were reduced by $82 under the expense offset arrangements and by $3,984 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $23, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$34,575	Class M	1,417

Class B	29,039	Class R	7,672

Class C	61,219	Total	$133,922

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $18,475 and $275 from the sale of class A and class M shares, respectively, and received $1,121 and $63 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$53,747,174	$49,313,204

U.S. government securities (Long-term)	—	—

Total	$53,747,174	$49,313,204

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Global Energy Fund 43

Written option transactions during the reporting period are summarized as follows:

	Written option	Written option
	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$—	$—

Options opened	59,254	93,544
Options exercised	—	—
Options expired	—	—
Options closed	(59,254)	(93,544)

Written options outstanding at the
end of the reporting period	$—	$—

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 8/31/16		Year ended 8/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	1,246,396	$8,670,083	1,282,772	$13,638,676

Shares issued in connection with
reinvestment of distributions	—	—	136,173	1,454,323

	1,246,396	8,670,083	1,418,945	15,092,999

Shares repurchased	(1,162,794)	(7,919,550)	(549,886)	(5,968,049)

Net increase	83,602	$750,533	869,059	$9,124,950

	Year ended 8/31/16		Year ended 8/31/15

Class B	Shares	Amount	Shares	Amount

Shares sold	137,293	$926,818	261,964	$2,685,733

Shares issued in connection with
reinvestment of distributions	—	—	23,253	243,462

	137,293	926,818	285,217	2,929,195

Shares repurchased	(92,155)	(621,639)	(68,248)	(706,880)

Net increase	45,138	$305,179	216,969	$2,222,315

	Year ended 8/31/16		Year ended 8/31/15

Class C	Shares	Amount	Shares	Amount

Shares sold	435,461	$2,932,379	677,721	$6,946,557

Shares issued in connection with
reinvestment of distributions	—	—	26,942	282,078

	435,461	2,932,379	704,663	7,228,635

Shares repurchased	(190,573)	(1,323,039)	(106,767)	(1,052,531)

Net increase	244,888	$1,609,340	597,896	$6,176,104

44 Global Energy Fund

	Year ended 8/31/16		Year ended 8/31/15

Class M	Shares	Amount	Shares	Amount

Shares sold	18,790	$124,594	24,326	$243,219

Shares issued in connection with
reinvestment of distributions	—	—	400	4,239

	18,790	124,594	24,726	247,458

Shares repurchased	(3,838)	(26,201)	(7,887)	(78,777)

Net increase	14,952	$98,393	16,839	$168,681

	Year ended 8/31/16		Year ended 8/31/15

Class R	Shares	Amount	Shares	Amount

Shares sold	133,333	$908,275	132,326	$1,416,327

Shares issued in connection with
reinvestment of distributions	—	—	9,069	95,954

	133,333	908,275	141,395	1,512,281

Shares repurchased	(110,748)	(740,586)	(79,875)	(858,825)

Net increase	22,585	$167,689	61,520	$653,456

	Year ended 8/31/16		Year ended 8/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	467,811	$3,077,254	409,997	$4,298,113

Shares issued in connection with
reinvestment of distributions	—	—	21,504	230,952

	467,811	3,077,254	431,501	4,529,065

Shares repurchased	(204,098)	(1,444,134)	(336,718)	(3,643,007)

Net increase	263,713	$1,633,120	94,783	$886,058

At the close of the reporting period, a shareholder of record owned 6.1% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$721,705	$20,210,554	$19,476,224	$2,669	$1,456,035

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund concentrates a majority of its investments in the energy sector, which involves more risk than a fund that invests more broadly.

Global Energy Fund 45

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Written equity option contracts (contract amount) (Note 3)	$14,000

Forward currency contracts (contract amount)	$21,200,000

Warrants (number of warrants)	42,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$202,944	Payables	$271,713

Equity contracts	Investments	6	Payables	—

Total		$202,950		$271,713

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total

Foreign exchange contracts	$—	$105,685	$105,685

Equity contracts	56,685	—	56,685

Total	$56,685	$105,685	$162,370

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$32,499	$32,499

Total	$32,499	$32,499

46 Global Energy Fund

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Global Energy Fund 47

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Forward currency contracts#	$77,181	$27,346	$—	$236	$64,040	$13,806	$4,885	$—	$12,634	$2,816	$—	$202,944

Total Assets	$77,181	$27,346	$—	$236	$64,040	$13,806	$4,885	$—	$12,634	$2,816	$—	$202,944

Liabilities:

Forward currency contracts#	14,565	2,963	8,350	5,097	—	247	100,740	4,934	104,877	25,013	4,927	271,713

Total Liabilities	$14,565	$2,963	$8,350	$5,097	$—	$247	$100,740	$4,934	$104,877	$25,013	$4,927	$271,713

Total Financial and Derivative Net Assets	$62,616	$24,383	$(8,350)	$(4,861)	$64,040	$13,559	$(95,855)	$(4,934)	$(92,243)	$(22,197)	$(4,927)	$(68,769)

Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$(95,855)	$—	$—	$—	$—

Net amount	$62,616	$24,383	$(8,350)	$(4,861)	$64,040	$13,559	$—	$(4,934)	$(92,243)	$(22,197)	$(4,927)

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Federal tax information (Unaudited)

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

48 Global Energy Fund	Global Energy Fund 49

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

50 Global Energy Fund

Paul L. Joskow
Born 1947, Trustee since 1997
Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler
Born 1949, Trustee since 2006 and Vice Chair since 2016
Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson
Born 1945, Trustee since 1984
Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III
Born 1951, Trustee since 1984
Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens
Born 1942, Trustee from 1997 to 2008 and since 2009
Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: Prior to April 2014, served as Director of TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*
Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009
Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2016, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Global Energy Fund 51

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance,
Michael J. Higgins (Born 1976)	Putnam Investments and Putnam
Vice President, Treasurer, and Clerk	Retail Management
Since 2010
Manager of Finance, Dunkin’ Brands (2008–	Nancy E. Florek (Born 1957)
2010); Senior Financial Analyst, Old Mutual Asset	Vice President, Director of Proxy Voting
Management (2007–2008); Senior Financial	and Corporate Governance, Assistant Clerk,
Analyst, Putnam Investments (1999–2007)	and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

52 Global Energy Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisors	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
The Putnam Advisory	George Putnam, III	and Assistant Treasurer
Company, LLC	Robert L. Reynolds
One Post Office Square	W. Thomas Stephens	Susan G. Malloy
Boston, MA 02109		Vice President and
	Officers	Assistant Treasurer
Marketing Services	Robert L. Reynolds
Putnam Retail Management	President	James P. Pappas
One Post Office Square		Vice President
Boston, MA 02109	Jonathan S. Horwitz
	Executive Vice President,	Mark C. Trenchard
Custodian	Principal Executive Officer, and	Vice President and
State Street Bank	Compliance Liaison	BSA Compliance Officer
and Trust Company
	Steven D. Krichmar	Nancy E. Florek
Legal Counsel	Vice President and	Vice President, Director of
Ropes & Gray LLP	Principal Financial Officer	Proxy Voting and Corporate
Governance, Assistant Clerk,
Independent Registered	Robert T. Burns	and Associate Treasurer
Public Accounting Firm	Vice President and
KPMG LLP	Chief Legal Officer

This report is for the information of shareholders of Putnam Global Energy Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN719
302495 10/16

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2016	$43,265	$ —	$4,650	$ —
August 31, 2015	$41,917	$ —	$4,500	$ —

For the fiscal years ended August 31, 2016 and August 31, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $4,650 and $4,500 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2016	$ —	$ —	$ —	$ —

August 31, 2015	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 28, 2016